SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                   Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): January 17, 2001

                                PREMCOR USA INC.
            (Exact name of registrant as specified in its charter)


            Delaware                    1-13514             43-1495734
  (State or other jurisdiction       (Commission File    (I.R.S. Employer
of incorporation or organization)        Number)        Identification No.)

      8182 Maryland Avenue                                 63105-3721
       St. Louis, Missouri                                 (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code (314) 854-9696

                                CLARK USA, INC.
                         (Former name of registrant)









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Item 5.  Other Events.

     On January 17, 2001, Premcor USA Inc. (the "Company") announced that it will permanently close its Blue Island, Illinois refinery at the end of the month.

     A copy of the Company's press release dated January 17, 2001, announcing the closure of the refinery is attached hereto and incorporated herein by reference in its entirety.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) The following Exhibit is filed with this Current Report on Form 8-K:

         Exhibit No.          Description

         99                   Press Release dated as of January 17, 2001


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SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                   PREMCOR USA INC.
                                                       (Registrant)




                                            /s/  Dennis R. Eichholz
                                            -----------------------------------
                                          Dennis R. Eichholz
                                          Controller and Treasurer (Principal
                                          Accounting Officer and Duly
                                          Authorized Officer)

January 17, 2001
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                                  EXHIBIT INDEX

Exhibit No.             Description

99                      Press Release dated as of January 17, 2001

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